Exhibit 99.1
COLONIAL PROPERTIES TRUST
CODE OF ETHICS
INTRODUCTION
     Colonial Properties Trust (the “Company”) has many important assets, but the most valuable is our established and unquestioned reputation for integrity. The honesty, integrity and sound judgment of our employees, officers and trustees is essential to the Company’s continued reputation and success. We are judged by our conduct and we must act in a manner that merits public trust and confidence. To that end, the Company has established and adopted this Code of Ethics (the “Code”).
APPLICABILITY
     All employees, officers and trustees of the Company are required to become familiar with, follow and promote compliance with this Code. You must comply not only with the letter, but also with the spirit of these guidelines and you must not attempt to achieve indirectly, through the use of agents or other intermediaries, what is forbidden directly. Your compliance with this code is an important part of fulfilling the Colonial Properties Trust vision, mission, and values.

Vision:	To be the Star Performer in Real Estate

Mission:	To provide the highest economic value to our shareholders by investment in and operation of highly profitable real estate products.

Values:	Customer First, Trust and Teamwork
GUIDANCE FOR USING THIS CODE
     This Code is a general outline of the standards by which all employees, officers and trustees of the Company (including the Company’s Chief Executive Officer, Chief Financial Officer, Controller and its other executive and financial officers) must conduct themselves. The Code is not intended to cover every applicable law or circumstance or provide answers to all questions that might arise. Exactly what constitutes an unethical business practice, or conflict of interest is both a moral and a legal question. Colonial Properties Trust reserves the right to determine when an employee’s activities represent a conflict with the Company’s interests and to take whatever action is necessary to resolve the situation up to and including terminating the employee. Contact the Vice President of Human Resources for more information or questions about this policy.
     The provisions of this Code apply to the Chief Executive Officer and senior financial officers, as required by Section 406 of the Sarbanes-Oxley Act.
     In this Code, the following definitions are accepted:

     “Company” means Colonial Properties Trust, Colonial Properties Services, Inc., Colonial Realty Limited Partnership, and Colonial Properties Services Limited Partnership.
     “confidential information” means all business information not generally available to the public concerning the Company, its customers or employees.
     “immediate family” means and includes any person who is related by blood or marriage, including a person’s spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.
     “you” means and includes each individual employee, officer and trustee of the Company.
This Code is not intended to and does not in any way constitute an employment contract or assurance of continued employment, and does not create any rights in any employee, officer, trustee, customer, supplier, competitor, shareholder or any other person or entity.
     This Code:
•	Requires the highest standards of honest and ethical conduct, including proper and ethical procedures for dealing with actual or apparent conflicts of interest between personal and professional relationships.

•	Requires avoidance of conflicts of interest, including disclosure to an appropriate person or persons identified in this Code of any material transaction or relationship that reasonably could be expected to give rise to such a conflict.

•	Requires full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with governmental and regulatory agencies.

•	Requires compliance with applicable laws, rules and regulations of federal, state and local governments (both Unites States and foreign) and other appropriate private and public regulatory agencies.

•	Requires the prompt internal reporting to an appropriate person or persons identified in this Code of violations of this Code.

•	Requires the highest level of confidentiality and fair dealing within and outside the Company’s environment.

•	Requires accountability for adherence to this Code.

     If an applicable law or regulation conflicts with any part of this Code, you must comply with the law or regulation: however, if a local custom or policy conflicts with any part of this Code you must comply with this Code. If you have any question about whether any such conflict exists, you should consult with the Company’s Vice President of Human Resources.
CONFLICTS OF INTEREST
     You have a duty of loyalty to the Company and must therefore avoid any actual or apparent conflict of interest with the Company. You must avoid all situations that might lead to a real or apparent conflict between your self-interest and your duties and responsibilities as an employee, officer or trustee of the Company. Employees should perform their duties in a manner that would not give rise to even the appearance of conflict of interest or improper behavior. Any position or interest, financial, personal or otherwise, which could materially conflict with your performance as an employee, officer or trustee of the Company, or which affects or could reasonably be expected to affect your independence or judgment concerning transactions between the Company, its customers, suppliers or competitors or otherwise reflects negatively on the Company, would be considered a conflict of interest.
     A conflict situation can arise when you take actions or have interests that may make it difficult to perform your Company work objectively and effectively. If you or a member of your immediate family receive improper personal benefits as a result of your position in the Company, that will be considered a conflict of interest. The hiring or contracting (including the purchase, sell or lease of equipment, goods or services) of a relative requires prior disclosure and written permission from the Vice President of Human Resources through the Company’s disclosure report, before any such hiring or contracting with, whether as an employee or as an agent of the company.
     Loans from the Company to or guarantees by the Company of obligations of, trustees or executive officers and their respective immediate family members are prohibited and this prohibition may not be waived. Loans from the Company to or guarantees of obligations by the Company of non-executive officers or members of their immediate families may also create conflicts of interest which may be waived only by the Board of Trustees or its governance committee.
     Simultaneous employment with any organization that does business with the Company or is a competitor of the Company is strictly prohibited. This includes being a director, officer, employee, contractor or consultant of a supplier, customer, or competitor or to receive income from these sources. Outside directorships may be permitted in limited circumstances, but only with the written approval of the Chief Administrative Officer. This prohibition includes serving as an advisor or consultant to any such organization, unless that activity is conducted as a representative of the Company.
     The giving or receiving of a business gift by the Company’s employees, officers and trustees may present a conflict of interest and in some cases may be prohibited by law or regulation. Employees, officers and trustees may not accept gifts or entertainment from customers or suppliers or potential customers or potential suppliers other than those of nominal value, such as meals, calendars, flowers, fruit, candy, books and advertising novelties. Similarly, employees may accept entertainment, but only in so far as it is reasonable in the context of the business at hand and to facilitate the Company’s interests. Employees are strictly prohibited from soliciting gifts, gratuities or business courtesies for the benefit of themselves, any family member or friend. All gifts and entertainment, other than those of nominal value, must be disclosed to the Vice President of Human Resources. The Company will keep written reports of such disclosures filed with the human resource department. Such reporting, reviewing and record keeping system should serve to prevent an unintended breach of trust and should enable the Company to better protect itself from acts of self-dealing at the expense of the Company. The Company does not permit or condone bribes, kickbacks, or any other forms of inducement.
     It is not permitted for any employee to directly or indirectly buy or sell any real property in which such employee knows that the Company is considering any investment, the value of which may be affected by any action of the Company of which such employee has knowledge.
     All employees must disclose any financial interest they or their relatives have in any firm that does business with Colonial Properties or competes with Colonial. The company may require divestiture of such interest if it deems the interest to be in conflict with its best interests. However, passive investments by employees of not more than one percent of total outstanding shares of companies listed on a national or international securities exchange, or quoted daily by NASDAQ or any other quotation system, are permitted without the Company’s approval—provided the investment would not result in another violation of this Code and provided the investment is not so large financially either in absolute dollars or percentage of the individual’s total investment portfolio that it creates the appearance of a conflict of interest. Any investment by a Company employee in more than one percent of total outstanding shares of a public company must be disclosed to, and approved by, the Company’s Chief Administrative Officer.
     Conflicts of interest may not always be clear-cut, and so if you have a question about any situation involving a possible conflict, you should consult with higher levels of management or the Company’s Chief Administrative Officer or Vice President of Human Resources. If you become aware of a conflict or potential conflict (whether involving you or some other employee, officer or trustee) you must disclose the situation in compliance with the reporting procedures described below in the section “Reporting any Illegal or Unethical Behavior.”
CORPORATE OPPORTUNITIES
     You may not (a) take for yourself personally opportunities that are discovered through the use of the Company’s property, information or your position; (b) use the Company’s property, information or position for personal gain; or (c) compete with the Company. Employees may not take or use for themselves any business opportunity which may come to them individually but which might be of interest to the Company. Any such opportunity in a line of business, in which the Company has or can reasonably expect to have an interest, must be disclosed to and made available to the Company through the use of the disclosure report. You owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.
CONFIDENTIALITY
     Non-public information regarding the Company, its businesses, employees, customers and suppliers is confidential. As an employee, officer or trustee of the Company, you may be entrusted with confidential information. You are to use such confidential information only for the business purpose intended. You are not to share confidential information with anyone outside the Company, including family and friends, or with other employees who do not need the information to carry out their duties, except when disclosure is authorized by the Company’s legal counsel or required by laws, regulations or legal proceedings. Except as properly authorized by Colonial, it is the responsibility of all employees to maintain the confidentiality of proprietary information of the Company and information entrusted to the Company by principals or customers that is otherwise not readily available to the public. Employees must respect the confidentiality of such information and prevent the unauthorized disclosure of such information, except when authorized or otherwise required to make such disclosure. Whenever feasible, you should consult with the Company’s legal counsel or with the Vice President of Human Resources if you believe you have a legal obligation to disclose confidential information. You remain under an obligation to keep all such information confidential even if your employment with the Company ends.
     Employees should refrain from discussing company business with anyone outside the company, except as required in the performance of regular duties. This prohibition applies specifically, but not exclusively, to inquiries about the company that may be made by the financial press, investment analysts, or others in the financial community. Employees should refer outside inquiries regarding the company to the Senior Vice President, Investor Relations.

FAIR DEALING
     You must always conduct yourself in an honest and ethical manner. You must act in accordance with the highest standards of personal and professional integrity and not tolerate others who attempt to deceive or evade responsibility for actions. You should at all times endeavor to deal fairly with the Company’s customers, suppliers, competitors and employees. It is prohibited for employees to indicate directly or indirectly that any supplier or customer must purchase anything or give anything to the company or the company employee for the purpose of obtaining or retaining any business. You should never take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair dealing practice.
PROTECTION AND PROPER USE OF COMPANY ASSETS
     You should protect the Company’s property and other assets and ensure their efficient and proper use. Theft, carelessness and waste can directly impact the Company’s profitability, reputation and success. Permitting the Company’s property to be damaged, lost or used in an unauthorized manner is prohibited. All Company assets must be used for legitimate business purposes. It is prohibited to derive personal gain, directly or indirectly from purchases or sales made by the company, other transactions to which the company is a party, use of company assets, use of company facilities, or use of company personnel. No employee should recruit, solicit or hire (or assist others to do so), any Colonial employee to work for a non-related entity except as part of an approved outplacement plan.
COMPLIANCE WITH LAWS, RULES AND REGULATIONS (INCLUDING INSIDER TRADING LAWS)
     Compliance with applicable governmental laws, rules and regulations, both in letter and in spirit, is one of the foundations on which the Company’s ethical policies are built. It is not acceptable for any Colonial employee to violate applicable law pursuant to the instructions or direction of any one, including a company employee. You must understand and take responsibility to comply with the governmental laws, rules and regulations of the cities, states and countries in which we operate. Although you may not know the details of all these laws, rules and regulations, it is important to know enough to determine when to seek advice from the Company’s legal counsel or other appropriate personnel. While laws, rules and regulations prescribe a minimum standard of conduct, this Code requires conduct that often exceeds the legal standard.
     It is both unethical, illegal and prohibited by this Code to buy, sell, trade or otherwise participate in transactions involving the Company’s common stock or other security while in possession of material information concerning the Company that has not been released to the general public. Information is “material” if it would be considered important to a reasonable investor in making a decision to buy, sell or hold securities. Generally, if the information could be expected to alter the market price of the securities, it is likely to be material, regardless of whether such information has positive or negative implications. All employees are also subject to the requirements of the Company’s policy statement regarding securities transactions, and are required to read and understand that policy statement.
     It is also unethical, illegal and prohibited by this Code, to buy, sell, trade or otherwise participate in transactions involving the common stock or other security of any other company while in position of similar non-public material information concerning such company. No employee should buy stock or securities of a company with which the company is conducting or contemplating conducting acquisition negotiations. In this context, if you have any questions concerning the propriety of participating in a transaction involving the common stock or other security of the Company or any other company, you should direct such questions to the Company’s Chief Administrative Officer.
REPORTING ANY ILLEGAL OR UNETHICAL BEHAVIOR
     If you believe that actions have taken place, may be taking place or may be about to take place that violate or would violate laws, rules, regulations or this Code, you are required to bring the matter to the attention of the appropriate personnel of the Company. If the activity or proposed activity involves a trustee or an officer, it should be reported to the Board of Trustees’ Audit Committee or Governance Committee or to through our hotline at 866-731-0603. If it involves any other employee, it should be reported to a senior supervisor or manager, to the Company’s human resources department or through our hotline at the number listed above. Any supervisor or manager who receives a report of a potential violation of this policy must report it immediately to the Vice President of Human Resources. Any such reports may be communicated by any of the following methods:
•	in writing, either by internal mail or the United States Postal Service;

•	by email;

•	by telephone; or

•	in person.
     All reasonable efforts will be made to protect the identity of any person who reports potential misconduct or violations. No adverse action or any form of retaliation shall be taken or permitted against anyone for communicating legitimate concerns in accordance with this policy. Any employee, officer or trustee engaging in retaliation will be subject to discipline up to and including termination. All reasonable efforts will also be used to protect the identity of the person about or against whom an allegation is brought, unless and until it is determined that a violation has occurred. Any person involved in any investigation in any capacity of a possible misconduct or violation must not discuss or disclose any information to anyone outside of the investigation unless required by law or when seeking his or her own legal advice and is expected to cooperate fully in any investigation. Employees are expected to cooperate fully in any investigation related to possible violations of this policy. Any use of these reporting procedures in bad faith or in a false or frivolous manner, will be considered a violation of this Code and subject to discipline.
     The Board of Trustees, through its audit committee is responsible for ensuring that this Code is properly administered. The governance committee will be responsible for the annual review of this Code and the compliance procedures in place to implement this Code and will recommend changes, additions or clarifications to this Code to the Board of Trustees for approval. Each trustee, officer and employee is required to review this Code annually or whenever a new addition of this Code is adopted and to sign a certificate that he or she has read and understands the guidelines and will comply with them.
     Employees, officers and trustees of the Company are expected to follow this Code at all times. Generally, there should be no waivers of this Code; however, in rare circumstances situations may arise that necessitate waivers. Waivers will be determined by a case-by-case basis by the Company’s human resources department with the advice of the Company’s legal counsel. However, waivers for trustees and executive officers (except waivers relating to loans or guarantees, which may not be waived) may be made only by the Board of Trustees of the Company upon the recommendation of its governance committee or its audit committee and must be promptly filed and/or disclosed to the Company’s shareholders and the public as required by all applicable securities or other laws, rules or regulations or the requirements applicable to New York Stock Exchange issuers or such other exchange or system upon which the Company’s securities are listed, quoted or traded.
     Known or suspected violations of this Code will be investigated and may result in disciplinary action up to and including immediate termination, and in appropriate cases, civil and/or criminal liability. Any use of these reporting procedures in bad faith or in a false or frivolous manner will be considered a violation of this policy and can be considered grounds for termination of employment with the Company.
ADDITIONAL POLICIES FOR CEO AND SENIOR FINANCIAL OFFICERS
     While all employees, officers and trustees of the Company are bound by this Code, the Chief Executive Officer and the Chief Financial Officer, Chief Accounting Officer, Chief Auditor and other senior financial officers hold significant positions of leadership and trust at the Company. These individuals must set an exemplary standard of conduct for the Company as described in this Code, particularly in the areas of finance, control, accounting and auditing. They shall engage in and promote honest and ethical conduct among employees under their supervision and throughout the Company’s organization, and assure responsible use and control over all assets, resources and information of the Company entrusted to them. They must provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission, shareholders and other constituents as well as in other communications made by the Company. They must also provide colleagues with information that is accurate, complete, objective, relevant, timely and understandable. The Chief Executive Officer and senior financial officers shall proactively promote ethical and honest behavior within the Company environment.
     This policy is subject to amendment at any time. Your signature below indicates that you have read, understand and agree to abide by the company’s code of ethics. Your signature also indicates that you have fully disclosed (in the space provided below) any potential violations of this policy of which you are aware.
     Refusal to sign the acknowledgment below does not release the employee from governance of this policy nor the responsibility to abide by the letter and the spirit of this policy.
CERTIFICATION
     I here by acknowledge that I have read and understand the Code of Ethics of Colonial Properties Trust, have become familiar with its contents and will comply with its terms.

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